Exhibit 99.2
For Immediate Release
Monday, March 24, 2008
TransCommunity Financial Corporation
Bruce B. Nolte, President
Glen Allen, Virginia
(804) 934-9999
TransCommunity Financial Corporation
Receives Investor Support Letters
GLEN ALLEN, VA. — TransCommunity Financial Corporation (OTCBB: TCYF) (“TFC”) announced today that TFC’s Board of Directors received letters from three of the Company’s principal shareholders withdrawing their objections to the agreement to merge with Community Bankers Acquisition Corp. (“Community Bankers”). The three investors, Finstocks Capital Management IV, LLC holding 400,000 shares, or 8.7%, Northaven Management, Inc. holding 457,000 shares, or 9.9%, and Paragon Associates holding 445,000 shares, or 9.6%, have each advised TFC in writing that it intends to vote the shares owned by it for the proposed merger with Community Bankers. Copies of each of the letters are available as exhibits to each investor’s Schedule 13D filed with the Securities Exchange Commission at www.sec.gov.
As previously announced, Community Bankers has also entered into a definitive agreement and plan of merger with BOE Financial Services of Virginia, Inc. (Nasdaq: BSXT) (“BOE”) providing for the merger of BOE with and into CBAC. It is anticipated that the BOE merger would occur subsequent to the previously announced proposed merger of TFC and CBAC.
Each of the mergers is subject to customary closing conditions, including approval by the respective shareholders of TFC, BOE and CBAC as well as by the appropriate regulatory agencies. In addition, closing of the BOE merger is also conditioned on consummation of the merger between CBAC and TFC. Both the TFC merger and the BOE merger are anticipated to be completed during the second quarter of 2008.
Additional Information About the Mergers and Where to Find It
In connection with the proposed mergers, CBAC has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of TFC as well as a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of BOE. Each registration statement includes a joint proxy statement/prospectus, which will be sent to the stockholders of CBAC and of the shareholders of TFC or BOE, as applicable, seeking their approval of the applicable merger. In addition CBAC, TFC, and BOE may file other relevant documents concerning the proposed mergers with the SEC.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENTS ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUSES INCLUDED WITHIN THE REGISTRATION STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CBAC, TFC, AND BOE AND THE PROPOSED TRANSACTIONS. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of both joint proxy statement/prospectuses also may be obtained by directing a request by telephone or mail to: Community Bankers Acquisition Corp., 9912 Georgetown Pike, Suite D203, Great Falls, Virginia 22066,

Attention: Investor Relations (telephone: (703) 759-0751). Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with TFC also may be obtained by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen. Virginia 23060, Attention: Investor Relations (telephone: (804) 934-9999), or by accessing TFC’s website at http://www.TCFCorp.com under “Investor Relations.” Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with BOE also may be obtained by directing a request by telephone or mail to: BOE Financial Services of Virginia, Inc., 1325 Tappahannock Boulevard, Post Office Box 965, Tappahannock, Virginia 22560, Attention: Investor Relations (telephone: (804) 443-4343), or by accessing BOE’s website at http://www.bankofessex.com under “Investor Relations.” The information on BOE’s and TFC’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company, or CBAC, makes with the SEC.
CBAC, TFC and BOE and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of BOE and TFC, as applicable, and/or CBAC in connection with the mergers. Information about the directors and executive officers of CBAC is set forth in the Annual Report on Form 10-K filed with the SEC on June 29, 2007. Information about the directors and executive officers of TFC is set forth in the proxy statement for TFC’s 2007 annual meeting of shareholders filed with the SEC on April 23, 2007. Information about the directors and executive officers of BOE is set forth in the proxy statement for BOE’s 2007 annual meeting of shareholders filed with the SEC on April 13, 2007. Additional information regarding the interests of these participants and other persons who may be deemed participants in the mergers may be obtained by reading the joint proxy statement/prospectuses regarding the mergers when they become available.
Caution Regarding Forward-Looking Statements
Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the mergers, including future financial and operating results, cost savings and enhanced revenues that may be realized from the mergers as well as other statements of expectations regarding the mergers and any other statements regarding future results or expectations. Each of CBAC, TFC and BOE intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of CBAC, TFC and BOE and the surviving corporation, include but are not limited to: (1) the businesses of CBAC, TFC, and BOE may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the mergers may not be fully realized or realized within the expected time frame; (3) revenues following the mergers may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the mergers; (5) the ability to obtain required regulatory and stockholder approvals, and the ability to complete the mergers on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board may adversely impact income; (7) changes in the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in BOE’s and TFC’s market areas may adversely affect operations; (8) CBAC, TFC and BOE’s implementation of new technologies and their ability to develop and maintain secure and reliable electronic systems may impact their respective businesses; (9) changes in accounting principles, policies, and guidelines may impact reported earnings; and (10) other risk factors detailed from time to time in filings made by CBAC, BOE or TFC with the SEC may be associated with their respective businesses. CBAC, TFC and BOE undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.
This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.
Source: TransCommunity Financial Corporation